UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM 8-K

                                CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported):   December 10, 2002

                           ISLE OF CAPRI CASINOS, INC.
                           ---------------------------
             (Exact name of registrant as specified in its charter)

       Delaware                    0-20538                    41-1659606
       --------                    -------                    ----------
  (State  or  other              (Commission               (I.R.S.  Employer
   Jurisdiction of                   File                   Identification
    Incorporation)                  Number)                       No.)

1641 Popps Ferry Road, Biloxi,  Mississippi                            39532
-------------------------------------------                            -----
(Address  of  principal  executive  offices)                        (Zip  Code)

Registrant's  telephone  number,  including  area  code:  (228) 396-7000

ITEM 5.     OTHER EVENTS

On December 10, 2002, the Registrant reported that a panel of arbitrators in St. Louis, Missouri issued an award on December 6, 2002, that the Company was liable for $4.5 million in damages in conjunction with a lease of real estate located in Jefferson County, Missouri. A copy of the press release of the Registrant is attached hereto as Exhibit 99 and incorporated herein by reference.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

            7 (c)  Exhibits
                   --------
                      99 Press Release of Isle of Capri Casinos, Inc., dated December 10, 2002.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                             ISLE  OF  CAPRI  CASINOS,  INC.

Dated:  December 10, 2000         By:  /s/  Rexford  A.  Yeisley
                                    --------------------------
                          Rexford  A.  Yeisley,  Chief  Financial  Officer
                         (Principal  Financial  and  Accounting  Officer)